SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                           Current Report Pursuant to
                             Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




       Date of Report (Date of Earliest Event Reported): February 1, 2001
                                                         -----------------




                            COACHMEN INDUSTRIES, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




                                     Indiana
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)





              1-7160                                     35-1101097
----------------------------------     -----------------------------------------
     (Commission File Number)            (I.R.S. Employer Identification Number)



2831 Dexter Drive, Elkhart, Indiana                      46514
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)               (Zip Code)



                                 (219) 262-0123
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS.


                  On February 1, 2001 the Company modified their By-Laws, a copy of which is attached as Exhibit 3.3 to this Form 8-K and incorporated herein by reference.

                  On February 9, 2001 the Company filed a press release announcing final results for 2000 including non-recurring special charges and the third major acquisition in past nine months. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      EXHIBITS

                  Exhibit
                  Number            Description
                  ------            -----------

                  3.3 By-Laws of Coachmen Industries, Inc. (as modified through February 1, 2001.

                  99.1 February 9, 2001 Press Release announcing final results for 2000 and third major acquisition in past nine months

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          COACHMEN INDUSTRIES, INC.



                                          By: /s/ Richard M. Lavers
                                              ----------------------------------
                                              Richard M. Lavers
                                              General Counsel & Secretary



Dated: February 12, 2001